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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   __________


                                    FORM 8-K

                                 Current Report
                                  Pursuant to
                             Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  August 17, 1998



                                  __________


                               BELL SPORTS CORP.
                               -----------------
             (Exact name of Registrant as specified in its charter)


         DELAWARE                         0-19873                  36-3671789
         --------                         -------                  ----------
(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
of Incorporation)                                                I.D. Number)

                                  __________

         6350 San Ignacio Avenue, San Jose, California           95119
         ---------------------------------------------           -----
         (Address of Principal Executive Offices)                (Zip Code)


                                 (408) 574-3400
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               Registrant's Telephone Number including area code

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

     In February 1998, Bell Sports Corp., a Delaware corporation (the "Company"), and HB Acquisition Corporation, a Delaware corporation ("HB Acquisition"), entered into an Agreement and Plan of Recapitalization and Merger (as amended, the "Merger Agreement"), which, subject to the conditions set forth therein, including without limitation, obtaining the requisite approval of the Company's stockholders, provided for the merger (the "Merger") of HB Acquisition with and into the Company, with the Company continuing as the surviving corporation. On August 11, 1998, a majority of the stockholders of the Company approved and adopted the Merger Agreement at a special meeting of stockholders. On August 17, 1998, pursuant to a Certificate of Merger filed with the Secretary of State of the State of Delaware, HB Acquisition was merged with and into the Company. In the Merger, each share of common stock of the Company, $0.01 par value per share (the "Common Stock") (other than shares of Common Stock (i) held directly or indirectly by the Company or HB Acquisition or (ii) by shareholders perfecting appraisal rights), was converted into and represents the right to receive $10.25 in cash, without interest (the "Merger Consideration"). As a result of the Merger, the Board of Directors of the Company consists of William Barnum, Kim Davis, Mary George, John Hetterick, Terry Lee, Edward McCall, Tim Palmer and John Sullivan.

     Prior to the Merger, Brentwood Associates Buyout Fund II, L.P. ("Brentwood") and an affiliate of Charlesbank Equity Fund IV, Limited Partnership ("Charlesbank") invested an aggregate of $45.0 million in the equity of HB Acquisition. In addition, immediately prior to the Merger, CB Capital Investors, L.P. ("CBCI), an existing shareholder of the Company, exchanged shares of Common Stock, valued at the per share Merger Consideration, with HB Acquisition and received, in consideration therefor, equity of HB Acquisition. Each of Brentwood, Charlesbank and CBCI received securities consisting of a combination of the Company's Series A Preferred Stock and Class A Common Stock as a result of the Merger. Immediately following the Merger, Brentwood, Charlesbank and CBCI together owned approximately 97% of the equity of Holdings.

     The Merger effectively converted the Company from a publicly traded corporation to a privately held entity. Following the Merger, the Company will file Form 15 with the Securities and Exchange Commission deregistering the Company's Common Stock and request that the Common Stock be delisted from The Nasdaq National Market.

     In connection with the Merger, in order to finance a portion of the costs and expenses related to the Merger and to support operating capital requirements, Bell Sports, Inc., a wholly owned subsidiary of the Company ("BSI"), entered into a senior secured credit agreement (the "Credit Agreement"). Pursuant to the Credit Agreement, up to $60.0 million of bank financing will be available on a revolving basis to BSI, subject to borrowing base requirements.

     In addition, on August 17, 1998, BSI closed an offering of $110.0 million principal aggregate amount of its 11% Senior Subordinated Notes due 2008 (the "Senior Notes"). The Senior Notes will mature in August 2008. The Senior Notes were issued and sold in a

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Rule 144A private offering to institutional investors and have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be offered or sold in the United States or in any such state absent an applicable exemption from registration under the Securities Act and any such law.

     In addition, on August 17, 1998, the Company consummated the issuance and sale of its 14% Senior Discount Debentures due 2009 (the "Discount Debentures") in a private placement to Charlesbank and Brentwood and received net cash proceeds of $14,999,951.

     On June 30, 1998, the Company commenced a tender offer (as amended and supplemented on July 24, 1998, the "Tender Offer") for up to $62.5 million aggregate principal amount (the "Maximum Tender Amount") of its 4 1/4% Convertible Subordinated Debentures due 2003 (the "Convertible Debentures"). The Tender Offer expired at 7:00 a.m. New York City time on August 14, 1998. Upon expiration of the Tender Offer, the Company accepted for payment the Maximum Tender Amount. Approximately $77,397,000 aggregate principal amount had been tendered in the Tender Offer. Accordingly, the Company will purchase approximately eighty percent (80%) of the Convertible Debentures tendered from all tendering holders of the Convertible Debentures on a pro rata basis.

     The proceeds from the investments made by the Investors, the issuance and sale of the Senior Notes, the issuance and sale of the Discount Debentures and available cash were used: (i) to fund the cash payments required to effect the Merger; (ii) to purchase $62.5 million aggregate principal amount of the Convertible Debentures in the Tender Offer; and (iii) to pay related fees and expenses.

     (c) Exhibits.  The following is a list of exhibits filed as part of this
         --------
Current Report:

         Exhibit 3.1 Agreement and Plan of Recapitalization and Merger dated February 17, 1998 between Bell Sports Corp. and HB Acquisition Corporation (incorporated by reference to Exhibit 2 to Form 8-K filed on February 23, 1998).

         Exhibit 3.2   First Amendment to Agreement and Plan of
                       Recapitalization, dated April 8, 1998, between HB Acquisition Corporation and Bell Sports Corp. (incorporated by reference to Exhibit 2 to Form 8-K filed April 9, 1998).

         Exhibit 4.1 Indenture dated August 17, 1998 among Bell Sports Corp., Bell Sports, Inc. and Harris Trust and Savings Bank, as Trustee.

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         Exhibit 4.2   Amended and Restated Certificate of Incorporation of Bell
                       Sports Corp.

         Exhibit 4.3   Bylaws of Bell Sports Corp.

         Exhibit 20 Letter of transmittal dated August 17, 1998 from the Company to its stockholders.

         Exhibit 99.1  Press release issued by Bell Sports Corp. on July 24,
                       1998.

         Exhibit 99.2 Press release issued by Bell Sports Corp. on August 17, 1998.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BELL SPORTS CORP.


                                    By:  /s/ Linda K. Bounds
                                         --------------------------
                                         Linda K. Bounds
                                         Senior Vice President,
                                         Chief Financial Officer,
                                         Secretary and Treasurer


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                                 EXHIBIT INDEX


         Exhibit 3.1 Agreement and Plan of Recapitalization and Merger dated February 17, 1998 between Bell Sports Corp. and HB Acquisition Corporation (incorporated by reference to Exhibit 2 to Form 8-K filed on February 23, 1998).

         Exhibit 3.2   First Amendment to Agreement and Plan of
                       Recapitalization, dated April 8, 1998, between HB Acquisition Corporation and Bell Sports Corp. (incorporated by reference to Exhibit 2 to Form 8-K filed April 9, 1998).

         Exhibit 4.1 Indenture dated August 17, 1998 among Bell Sports Corp., Bell Sports, Inc. and Harris Trust and Savings Bank, as Trustee.

         Exhibit 4.2 Amended and Restated Certificate of Incorporation of Bell Sports Corp.

         Exhibit 4.3   Bylaws of Bell Sports Corp.

         Exhibit 20 Letter of transmittal dated August 17, 1998 from the Company to its stockholders.

         Exhibit 99.1  Press release issued by Bell Sports Corp. on July 24,
                       1998.

         Exhibit 99.2 Press release issued by Bell Sports Corp. on August 17, 1998.